Warrant Liability	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Warrant Liability
Note 11 - Warrant Liability
During the year the Company issued replacement warrants as part of the acquisition of EMX. The terms of the warrants match the outstanding warrants EMX had at the closing of the transaction. These warrants are considered a derivative liability due to the exercise price being denominated in Canadian dollars compared to a US dollar functional and presentation currency. As at December 31, 2025, the fair value of the warrant liability was $7.7 million (2024 - $Nil). The fair value of the warrant liability was estimated using the Black-Scholes pricing model with weighted average assumptions as follows:

	As at December 31,
	2025	2024

Risk free interest rate (%)	2.58	-
Expected life (years)	1.28	-
Expected volatility (%)	48.16	-
Dividend yield (%)	-	-
Note 11 - Warrant Liability (continued)
During the years ended December 31, 2025 and 2024, the change in warrants outstanding was as follows:

	Number	Weighted Average Exercise Price (C$)

Balance as at December 31, 2023 and 2024	-	$-
Issued	1,075,780	15.77
Balance as at December 31, 2025	1,075,780	$15.77
The following table summarizes information about the warrants which were outstanding as at December 31, 2025:

Date Issued	Number of Warrants	Exercisable	Exercise Price (C$)	Expiry Date

November 12, 2025	1,075,780	1,075,780	$15.77	April 14, 2027
Total	1,075,780	1,075,780